Asset Retirement Obligations	12 Months Ended
Dec. 31, 2015
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
11.  ASSET RETIREMENT OBLIGATIONS

The following table provides a summary of changes in asset retirement obligations:

	Year Ended December 31,
thousands	2015	2014
Carrying amount of asset retirement obligations at beginning of year	$119,855	$82,563
Liabilities incurred	9,490	14,469
Liabilities settled	(7,905)	(4,941)
Accretion expense	6,381	5,122
Revisions in estimated liabilities	2,810	22,642
Carrying amount of asset retirement obligations at end of year	$130,631	$119,855

The liabilities incurred for the year ended December 31, 2015, represented additions in asset retirement obligations primarily due to capital expansions at the DJ Basin, Granger and Brasada complexes and the Hilight and Non-Operated Marcellus Interest systems. Revisions in estimated liabilities for the year ended December 31, 2015, are related to (i) changes in expected timing of settlement primarily at the DBM and DJ Basin complexes and Hugoton and DBJV systems, and (ii) changes in property lives primarily at the Granger, Brasada and Red Desert complexes and the Hilight and Non-Operated Marcellus Interest systems.
The liabilities incurred for the year ended December 31, 2014, increased primarily due to the acquisition of DBM in the fourth quarter of 2014 and continued capital expansion at the DJ Basin complex. Revisions in estimated liabilities for the year ended December 31, 2014, are related to changes in property lives and changes in the expected timing of settlement, primarily at the DJ Basin complex, Granger complex, Hugoton and Hilight systems, MIGC, OTTCO, Brasada complex and Non-Operated Marcellus Interest systems; as well as changes in cost estimates associated with the abandonment of pipe and equipment skids, and compressors at the Springfield system.